                                                                   EXHIBIT 10.55



                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT (the "Security Agreement") is entered into as of June 27, 2002, by and between MTI Technologies Corporation, a Delaware corporation ("Company"), and The Canopy Group, Inc., a Utah corporation ("Secured Party")

                                    RECITALS

        A. Company has borrowed funds from Secured Party pursuant to the terms of a Loan Agreement (the "Loan Agreement") and evidenced by a Promissory Note (as amended, modified or otherwise supplemented from time to time, the "Note"), both as of even date herewith.

        B. As security for its repayment obligations under the Note, Company has agreed to grant Secured Party a security interest in the Collateral described below.

        NOW, THEREFORE, to that end and in consideration of the premises, covenants and agreements set forth below, and the mutual benefits to be derived from this Security Agreement, and other good and valuable consideration, the parties hereto agree as follows:

        1. SECURITY INTEREST. To secure the "Obligations" (as defined below), Company hereby transfers, conveys, assigns, and grants to Secured Party a security interest in all right, title and interest of Company in and to all of Company's assets now owned or hereafter acquired and all proceeds, and products therefrom and improvements and accessions thereto, including without limiting the generality of the foregoing, the following items (hereinafter, collectively, the "Collateral"):

               (a) GENERAL INTANGIBLES. All of Company's General Intangibles, now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "General Intangibles" means any "general intangibles," as such term is defined in the UCC, including all personal property (including things in action) other than goods, accounts, chattel paper, documents, instruments, and money, and includes, but is not limited to, business records, deposit accounts, inventions, intellectual property, designs, patents, patent applications, trademarks, trademark applications, trademark registrations, service marks, service mark applications, service mark registrations, trade names, goodwill, technology, know-how, confidential information, trade secrets, customer lists, supplier lists, copyrights, copyright applications, copyright registrations, licenses, permits, franchises, tax refund claims, and any letters of credit, guarantee claims, security interests, or other security held by Company to secure any "Accounts" (as hereinafter defined).

               (b) ACCOUNTS (INCLUDING ACCOUNTS RECEIVABLE). All of Company's Accounts, whether now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "Accounts" means any "account" and any "right to payment" as such terms are defined in the UCC, and any right of Company to receive payment from another person or entity, including payment for goods sold or leased, or for services rendered, no matter how evidenced or arising, and regardless of whether yet earned by performance. It includes, but is not limited to, accounts, accounts receivable, contract rights, contracts receivable, purchase orders, notes, drafts, acceptances, all rights to payment earned or unearned under any contract and all rights incident to the contract, and other forms of obligations and receivables.

               (c) INVENTORY. All of Company's Inventory, whether now owned or hereafter acquired, together with the products and proceeds therefrom and all packaging, manuals, and instructions related thereto. As used herein, the term "Inventory" means any "inventory," as such term is defined in the UCC, including all goods, merchandise, and personal property held for sale or leased or furnished or to be furnished under contracts of service, and all raw materials, work in process, or materials used or consumed in Company's business, wherever located and whether in the possession of Company, Company a warehouseman, a bailee, or any other person.

               (d) EQUIPMENT. All of Company's Equipment, now owned or hereafter acquired, together with the products and proceeds therefrom, and all substitutes and replacements therefor. As used herein, the term "Equipment" means any "equipment" as such term is defined in the UCC, and includes all equipment, machinery, tools, office equipment, supplies, furnishings, furniture, or other items used or useful, directly or indirectly, in Company's business, all accessions, attachments, and other additions thereto, all parts used in connection therewith, all packaging, manuals, and instructions related thereto, and all leasehold or equitable interests therein.

               (e) GOODS. All of Company's Goods (other than Inventory and Equipment), now owned or hereafter acquired, together with the products and proceeds therefrom, and all substitutes and replacements therefor. "Goods" means any "goods," as such term is defined in the UCC.

               (f) FIXTURES. All of Company's interest in and to all fixtures and furnishings, now owned or hereafter acquired, together with the products and proceeds therefrom, all substitutes and replacements therefor, all accessories, attachments, and other additions thereto, all tools, parts, and supplies used in connection therewith, and all packaging, manuals, and instructions related thereto, located on or attached to Company's business premises.

               (g) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. All of Company's right, title, and interest in any chattel paper, deposit accounts, investment property, documents, or instruments, as such terms are defined in the UCC, now owned or hereafter acquired or arising, or now or hereafter coming into the possession, control, or custody of either Trinity, Company or Secured Party, together with all proceeds therefrom.

               (h) RECORDS. All of Company's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning the Collateral.

        2. OBLIGATION. The security interest granted hereunder is given as security for the payment and performance of all indebtedness and obligations owed by Company and Company to Secured Party, whether now existing or hereafter incurred, under or in connection with or evidenced by the Notes, the Loan Agreement, and/or this Security Agreement, together with all extensions, modifications, or renewals of any of the foregoing, including, without limitation, all unpaid principal of the Notes, all interest accrued thereon, all fees and all other amounts payable by Company to Secured Party thereunder or in connection therewith (hereinafter referred to, collectively, as the "Obligations").

        3. PROCEEDS; UCC TERMS. As used in this Security Agreement, the term "proceeds" means all products of the Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the Collateral, all property received wholly or partly in trade or exchange for any of the Collateral, all leases of any of the Collateral, and all rents, revenues, issues, profits, and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition, of any of the Collateral or any interest therein. As used in this Agreement, "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Utah; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the security interests of Secured Party on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Utah, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.

        4. TITLE; FILING. Company warrants that, (i) Company is the owner of the Collateral free and clear of all liens, claims, and encumbrances except for Permitted Liens ("Permitted Liens") set forth on Exhibit A or, (ii) in the case of after-acquired Collateral, at the time Company acquires rights in the Collateral, will be the owner thereof, free and clear of all liens, claims and encumbrances except for Permitted Liens. Company covenants that so long as any portion of the Obligation remains unpaid, Company will not permit to be filed or file a financing statement or security agreement covering the Collateral to anyone other than Secured Party, except with respect to Permitted Liens or as unanimously approved by Company's board of directors. Company authorizes Secured Party to file one or more financing statements or supplements thereto or other instruments as Secured Party may from time to time require to comply with the Uniform Commercial Code or other applicable law to preserve, protect and enforce the security interest of Secured Party and to pay all costs of filing such statements or instruments. Company will cooperate with Secured Party in obtaining control (as defined in the UCC) of Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chatter paper, and will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party's security interest therein and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party. Company will not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel paper.

        5. CARE OF COLLATERAL. Company will keep in effect all material licenses, permits and franchises required by law or contract relating to Company's business (if applicable), property, or the Collateral; maintain insurance on the Collateral; keep the Collateral in good repair and be responsible for any loss or damage to it; at all times warrant and defend Company's ownership and possession of the Collateral; keep the Collateral free from all liens, claims, encumbrances and security interests, other than Permitted Liens; pay when due all taxes, license fees, and other charges upon the Collateral or upon Company's business, property or the income therefrom; not enter into any agreement (including any license or royalty agreement) pertaining to any of its intellectual property, including patents, copyrights, trademarks, service marks and trade names, except for non-exclusive licenses in the ordinary course of business; immediately notify Secured Party if Company holds or acquires (i) any commercial tort claims, (ii) any chattel paper, including any interest in any electronic chattel paper, or (iii) any letter-of-credit rights; and not misuse, conceal or in any way use or dispose of the Collateral unlawfully or contrary to the provisions of this Security Agreement or of any insurance coverage in any material respect. Loss of, damage to, or uncollectability of the Collateral or any part thereof will not release Company from any of their obligations hereunder.

        6. DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Security Agreement:

               (a) DEFAULT IN LOAN AGREEMENT. An Event of Default occurs under the Loan Agreement;

               (b) REPRESENTATIONS AND WARRANTIES. If any of the representations and warranties made by Company herein or by Company in the Notes shall be false or misleading in any material respect when made;

               (c) COVENANTS. If Company shall be in material default under any of the terms, covenants, conditions, or obligations of this Security Agreement and such default shall not have been cured within thirty (30) days of Company's receipt of Secured Party's written notice of default;

               (d) IMPAIRMENT TO LIEN. If at any time the Collateral may be impaired by any lien, encumbrance or other defect other than the Permitted Liens, and such lien, encumbrance or defect shall not have been removed within thirty (30) days of Company's receipt of Secured Party's written notice thereof; or

               (e) INCONSISTENT TRANSFER. If at any time Company transfers an interest in any of the Collateral contrary to the provisions hereof without the prior written consent of Secured Party other than in the ordinary course of business, and such interest in the Collateral shall not have been retransferred or restored within thirty (30) days of Company's receipt of Secured Party's written notice thereof.

        Waiver of any Event of Default will not constitute a waiver of any other or subsequent Event of Default.

        7. REMEDIES. Upon the occurrence of an Event of Default and during the continuance of any such default at any time thereafter, Secured Party shall, by written notice to Company, be entitled to all rights and rights as provided in the Loan Agreement, including but not limited to, the remedies of a secured party under the UCC or other applicable law. Secured Party shall give Debtor such notice of any private or public sales as may be required by the UCC or other applicable law. Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Debtor hereby releases, to the extent permitted by law. For the purpose of enabling Secured Party to exercise its rights and remedies under this Section 7 or otherwise in connection with this Agreement, Company hereby grants to Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Company) to use, license or sublicense any intellectual property Collateral after an Event of Default.

        8. COSTS AND EXPENSES. Company agrees to pay on demand all reasonable costs and expenses of Secured Party, and the reasonable fees and disbursements of counsel, in connection with the enforcement of any rights or interests under this Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral. Any amounts payable to Secured Party under this Section 8 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate of interest set forth in the Notes.

        9. GENERAL. The waiver by Secured Party of any breach of any provision of this Security Agreement or warranty or representation herein set forth will not be construed as a waiver of any subsequent breach. The failure to exercise any right hereunder by Secured Party will not operate as a waiver of such right. All rights and remedies herein provided are cumulative. Company may not assign its rights or delegate its duties hereunder without Secured Party's written consent. This Security Agreement may not be altered or amended except by a writing signed by all the parties hereto. This Security Agreement shall be governed by, and construed in accordance with, the law of the State of Utah, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than Utah. Any provision hereof found to be invalid will not invalidate the remainder. All words used herein will be construed to be of such gender and number as the circumstances require. This Security Agreement binds Company, Company, its successors and assigns, and inures to the benefit of Secured Party and their successors and assigns. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        10. NOTICES. All notices or other communications hereunder shall be in writing (including by facsimile transmission or by email) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses, facsimile numbers or email addresses set forth below their names on the signature pages hereof, or at or to such other address, facsimile number or email address as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be deemed to be delivered when a record (within the meaning of the UCC) has been (i) delivered by hand; (ii) sent by mail upon the earlier of the date of receipt or five business days after deposit in the mail, first class (or air mail as to communications sent to or from the United States); (iii) sent by facsimile transmission; or (iv) sent by email.

        IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.

                      COMPANY: MTI TECHNOLOGIES CORPORATION, a Delaware corporation


                                        By: /s/ Mark A. Franzen
                                            ------------------------------
                                        Name: Mark A. Franzen
                                              ----------------------------
                                        Its: Chief Financial Officer
                                             -----------------------------


              SECURED PARTY:            THE CANOPY GROUP, INC.
                                        a Utah corporation


                                        By: /s/ Ralph Yarro
                                            ------------------------------
                                        Name: Ralph Yarro
                                              ----------------------------
                                        Its: President
                                             -----------------------------